UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                FORM 8-K/A

                             CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) March 7, 2008

                          COMMERCE GROUP CORP.
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         (Exact name of registrant as specified in its charter)

     Wisconsin                     1-7375                  39-6050862
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(State or other           (Commission File Number)       (IRS Employer
 jurisdiction of                                      Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


                             Not Applicable
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      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As reported on March 11, 2008, Commerce Group Corp. (Commerce) and Manti Holdings LLC (Manti) entered into an agreement on March 7, 2008 in which Manti was given an exclusive thirty-day option to conduct a review of Commerce's San Sebastian property, with a view toward a pre-defined transaction. The general terms of the understanding reached between Commerce Group Corp. and Manti Holdings LLC were stated in Exhibit 99.1 of Commerce's Form 8-K filed on March 11, 2008.

As of this date Manti's personnel have met with environmental groups and representatives of the El Salvadoran government and have visited Commerce's mining properties to collect data and make an evaluation.
Over 400 samples from new trenching were sent to an assayer by Manti for review; the results are not yet available. A determination to proceed was not yet made, therefore, the agreement identified as Exhibit 99.1 may be amended to reflect any new terms and conditions.


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              COMMERCE GROUP CORP.
                              (Registrant)

                              /s/ Edward A. Machulak
Date:  April 10, 2008          __________________________________________
                              By:  Edward A. Machulak, President

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